UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications of Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, Castle Biosciences, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”) to add a new Article IX to the A&R Charter to provide for the exculpation of officers of the Company to the extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). Further description of the A&R Charter is included in the section titled “Proposal 4: To Approve the Amendment and Restatement of the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company to the Maximum Extent Permitted by Delaware Law” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement”), which description is incorporated herein by reference.

On May 22, 2025, the Company filed the A&R Charter with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the A&R Charter is qualified in its entirety by reference to the full text of the A&R Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following matters and cast their votes as set forth below:

Proposal 1. Election of Directors

The Company’s stockholders elected the three individuals listed below as Class III Directors, each to serve until the Company’s 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	For	Withhold	Broker Non-Votes
Kimberlee S. Caple	13,580,035	7,764,145	2,358,393
G. Bradley Cole	19,839,019	1,505,161	2,385,393
Derek J. Maetzold	19,909,583	1,434,597	2,385,393

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of KPMG LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

For	Against	Abstain
23,690,098	20,837	18,638

Proposal 3. Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
19,986,768	1,314,254	43,158	2,385,393

Proposal 4. Approval of Amendment and Restatement of the Company’s Amended and Restated Certificate of Incorporation.

The Company’s stockholders approved the A&R Charter to limit the liability of certain officers of the company to the maximum extent permitted by the DGCL. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
20,327,249	976,000	40,931	2,385,393

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of Castle Biosciences, Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Derek J. Maetzold
Derek J. Maetzold
President and Chief Executive Officer
Date: May 23, 2025